EXHIBIT 99

                       SERIES B PREFERRED STOCK AGREEMENT

         This SERIES B PREFERRED STOCK AGREEMENT ("Agreement") is dated as of March 13, 1998 and is made by and among LASERSIGHT INCORPORATED, a Delaware corporation ("LaserSight"), CC INVESTMENTS, LDC ("CC"), SHEPHERD INVESTMENTS INTERNATIONAL, LTD. ("SII"), STARK INTERNATIONAL ("SI") and SOCIETE GENERALE ("SG" and together with CC and SII and SI, the "Holders"). This Agreement shall not be effective until executed by LaserSight and all of the Holders, and the date on which such parties have executed this Agreement shall be referred to herein as the "Effective Date".

                                    RECITALS

                  A. LaserSight and the Holders are parties to a Securities Purchase Agreement, dated August 29, 1997 (the "Securities Purchase Agreement"), pursuant to which the Holders have purchased from LaserSight shares of Series B Convertible Participating Preferred Stock (the "Preferred Stock") subject to the terms and conditions set forth in the Corrected Certificate of Designations, Preferences and Rights in the form attached as an exhibit to the Securities Purchase Agreement (the "Certificate of Designation").

                  B. In connection with the purchase of the Preferred Stock LaserSight issued the Holders warrants (the "Original Warrants") granting the Holders the right to purchase up to an aggregate of 750,000 shares of LaserSight Common Stock, par value $.001 per share (the "Common Stock") and LaserSight made other undertakings to the Holders in various other documents executed in connection with the Securities Purchase Agreement and the Certificate of Designation (the "Transaction Documents").

                  C. LaserSight and the Holders desire to enter into this Agreement to document their understandings and agreements related to the Preferred Stock and the Original Warrants.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meaning given thereto in the Transaction Documents.

         2. Ownership of Preferred Stock and Original Warrants. Column 1 of Exhibit A sets forth the number of shares of Preferred Stock owned by each of the Holders immediately after the closing of the transaction contemplated by the Securities Purchase Agreement. After taking into account all pending Conversion Notices which have been issued by the Holders, Column 2 of Exhibit A sets forth the number of shares of Preferred Stock owned by each of the Holders as of the Effective Date. Each of the Holders represents and warrants that as to such Holder and as of the Effective Date there are no outstanding Conversion Notices which would effect the number of shares of Preferred Stock set forth opposite such Holders name in Column 2 of Exhibit A. Column 3 of Exhibit A sets forth the number of Original Warrants held by each of the Holders as of the Effective Date.

         3.       Initial Lock-Up and Purchase Option.

                  (a) Initial Lock-Up. Each of the Holders agree that from the Effective Date through June 12, 1998 (such period shall be referred to herein as the "Initial Restricted Period") conversions of the Preferred Stock by the Holders is hereby restricted so as to limit to 1,000,000 the number of shares of Common Stock which could be issued as a result of a conversion of the Preferred Stock. Each Holder's right to the 1,000,000 shares of Common Stock shall be allocated based on a fraction, the numerator of which shall be the number of shares of Preferred Stock held by such Holder as of the Effective Date (as set forth on Column 2 of Exhibit A) and the denominator of which shall be the total number of shares of Preferred Stock outstanding as of the Effective Date (as set forth on Column 2 of Exhibit A).
                  (b) Conversion Price During Initial Restricted Period. During the Initial Restricted Period, subject to the limitations contained in this
Section 3, shares of the Preferred Stock shall be converted into shares of Common Stock utilizing the conversion price contemplated by the Certificate of Designation.

                  (c) Termination of Initial Lock-Up. If during the Initial Restricted Period there is a Material Adverse Change (as defined in this Section 3(c)), then any of the Holders have the option of terminating this Agreement as to all Holders. Such option must be exercised by a Holder providing written notice of such exercise to LaserSight within ten (10) business days after the date of the Securities and Exchange Commission ("SEC") filing relating to the Material Adverse Change. If a Material Adverse Change has occurred, then LaserSight agrees to immediately disclose such Material Adverse Change on a Form 8-K or 10-Q filed by LaserSight with the SEC. For purposes of this Section 3(c), Material Adverse Change shall mean that (i) LaserSight's Current Assets (as defined herein) as of the months ending March 31, April 30 or May 31, 1998 are less than one hundred ten percent (110%) of LaserSight's Current Liabilities (as defined herein) as of the months ending March 31, April 30 or May 31, 1998, respectively, (ii) LaserSight's income or loss from operations (calculated in accordance with generally accepted accounting principles ("GAAP")) for the quarter ending March 31, 1998 are, in the case of income from operations, less than, and in the case of loss from operations, greater than, LaserSight's income or loss from operations, as applicable (calculated in accordance with GAAP), for the immediately preceding quarter, or (iii) after the Effective Date there has occurred or been publicly disclosed any event, development or circumstance which has caused a material adverse change in the financial condition, operating results, assets, liabilities, operations or business prospects of LaserSight and all of its subsidiaries taken as a whole. Within fifteen (15) days after the end of April 30 and May 31, 1998 and within twenty (20) days after the end of March 31, 1998, LaserSight shall calculate LaserSight's Current Assets and Current Liabilities for such month and on or before the conclusion of such fifteen (15) day or twenty (20) day period, as applicable, LaserSight will file a Form 8-K if for such month LaserSight's Current Assets are less than one hundred ten percent (110%) of LaserSight's Current Liabilities. Such Form 8-K will contain the selected balance sheet data utilized to calculate relevant Current Assets and Current Liabilities.

         For purposes hereof, Current Assets shall mean all current assets of LaserSight calculated in accordance with GAAP; and Current Liabilities shall mean all current liabilities of LaserSight calculated in accordance with GAAP.

                  (d) Grant of Initial Purchase Option. Each of the Holders agree that the following option is hereby granted in connection with the Preferred Stock (the following option shall be collectively referred to as the "Initial Purchase Option"):

                  At any time or from time to time during the Initial Restricted Period, LaserSight shall have an option from time to time to require the Holders to sell to LaserSight all or any portion of Preferred Stock then held by such Holder at a price equal to 120% of the Face Amount of Preferred Stock which is so purchased by LaserSight.

                  (e) Exercise of Option. LaserSight may only exercise the Initial Purchase Option by purchasing a pro rata amount (which shall be determined as of the date LaserSight provides notice of an exercise of the Initial Purchase Option based on a fraction the numerator of which is the number of shares of the Preferred Stock then held by a Holder and the denominator of which is the total number of shares of the Preferred Stock then outstanding) of the Preferred Stock from each of the Holders. LaserSight may exercise the Initial Purchase Option by (i) giving written notice thereof (specifying the number of shares of the Preferred Stock to be purchased and the closing date of such purchase) to the Holders at least three (3) business days but no more than ten (10) business days prior to the date on which the Preferred Stock shall be purchased ("Initial Purchase Notice"), and (ii) segregating into a separate account the funds necessary to consummate the purchase contemplated by the Initial Purchase Notice, which funds may only be utilized to purchase shares of the Preferred Stock. LaserSight will not be eligible to exercise the Initial Purchase Option with respect to those shares of the Preferred Stock which are the subject of a Notice of Conversion provided to LaserSight by the Holders prior to the Holder's receipt (as evidenced by a signed receipt or an electronic confirmation of delivery) of an Initial Purchase Notice, provided that during the Initial Restricted Period the Holders will only be able to provide a Notice of Conversion which is consistent with the conversion restrictions contain in
Section 3(a). Once LaserSight has provided an Initial Purchase Notice the Holders will not be able to convert those shares of the Preferred Stock covered by such Purchase Notice into shares of Common Stock, provided that the restrictions in this sentence shall not be valid if the purchase contemplated by the Initial Purchase Notice is not consummated on or before the closing date specified in the Initial Purchase Notice solely as a result of LaserSight's actions or failure to act.

                  (f) Closing of Purchase. Each of the Holders agree that if LaserSight has exercised the Initial Purchase Option, then upon payment of the consideration contemplated by this Agreement on the closing date specified in the Initial Purchase Notice (i) the Preferred Stock will be delivered to LaserSight free and clear of any claim, lien or encumbrance of any type, and
(ii) the certificates relating to the shares to be purchased shall be duly executed for transfer or accompanied by fully executed stock powers.

                  (g) Consequences of Termination. If this Agreement is terminated by a Holder pursuant to Section 3(c) then (i) the Initial Restricted Period and the restrictions contained in Section 3(a) shall automatically terminate and be of no further force or effect, (ii) except for purchases pursuant to an Initial Repurchase Notice issued prior to such termination, the Initial Purchase Option shall terminate and be of no further force or effect, and (iii) except for those obligations under Section 3(h), which shall survive such termination, all other rights and obligations under this Agreement shall terminate.

                  (h) Consideration for Agreements. If for any reason or no reason the Approvals (as defined herein) are not obtained on or before June 12, 1998 or if this Agreement is terminated pursuant to Section 3(c), then in consideration for the Holders agreeing to the terms and conditions of this
Section 3, on or before June 16, 1998 LaserSight shall issue to the Holders, in the aggregate, warrants to acquire up to seven hundred fifty thousand (750,000) shares of Common Stock (the "New Warrants"). The New Warrants shall be in a form which is substantially similar to the Original Warrants (e.g., expire on August 29, 2002, etc.) and agreed to by the Holders and LaserSight. The aggregate number of the New Warrants would be allocated among the Holders as follows:

                  CC  - 234,375
                  SII -  187,500
                  SI  -  187,500
                  SG  - 140,625

The per share exercise price of the New Warrants would be one hundred fifteen percent (115%) of the average Closing Bid Prices of the Common Stock (as reported by Bloomberg Financial Markets) for the five (5) consecutive trading days beginning on the date immediately following the later of (i) LaserSight's public announcement of LaserSight's results from operations for the period ended December 31, 1997, or (ii) LaserSight's public announcement of this Agreement (such five (5) trading day period shall be referred to herein as the "Pricing Period"), provided that if during the Pricing Period LaserSight issues a press release, then the per share exercise price of the New Warrants shall be the lower of (A) one hundred fifteen percent (115%) of the average Closing Bid Prices of the Common Stock (as reported by Bloomberg Financial Markets) for the Pricing Period, or (ii) one hundred fifteen percent (115%) of the average Closing Bid Prices of the Common Stock (as reported by Bloomberg Financial Markets) for the five (5) day trading period immediately prior to the date during the Pricing Period on which such press release was issued. During the first two (2) trading days of the Pricing Period LaserSight will not issue a press release unless LaserSight's outside securities counsel advises LaserSight that all of the developments and events described in such press release are legally required to be disclosed during this period and such press release does not contain any developments or events not required to be disclosed. The per share exercise price calculated pursuant to this paragraph will be referred to herein as the "Current Exercise Price".

         4.       Extended Lock-Up and Purchase Option.

                  (a) Change in Certificate of Designation and Original Warrants. At LaserSight's annual meeting of stockholders to be held on June 12, 1998 LaserSight agrees to propose, for stockholder approval, the following two proposals:

         Proposal One

                  Section III F. of the Certificate of Designation be deleted and be replaced with the following:

                           F. "Fixed Conversion Price" means either (i) $6.68 (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such twenty (20) trading day period), or (ii) if the Extended Restricted Period (as defined herein) is not terminated prior to September 14, 1998, the lesser of (A) $6.68, or (B) 110% of the average Closing Bid Prices of the Common Stock (as reported by Bloomberg Financial Markets) for the twenty (20) consecutive trading days ending on the last day of the Extended Restricted Period (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such twenty (20) trading day period)), and shall be subject to adjustment as provided herein. For purposes hereof, "Extended Restricted Period" shall have the meaning given thereto in that certain Series B Preferred Stock Agreement, dated March 13, 1998, among the Holders and the Company.

         Proposal Two

                           The Exercise Price (as defined in the Original Warrants) will be amended to be the Current Exercise Price.

The Holders  acknowledge  that  Proposal  One will also  require the approval or waiver of Foothill Capital Corporation ("Foothill"). LaserSight will use all reasonable efforts to obtain Foothill's approval to such amendment. The approval of the stockholders of Proposal One and Proposal Two and the approval or waiver of Foothill of Proposal One shall be collectively referred to as the "Approvals".

                  (b) Consideration for Stockholder Approval. If all of the Approvals are obtained on or prior to June 12, 1998, then, and only then, in consideration for such Approvals the Holders agree to the terms and conditions of this Section 4.

                  (c) Extended Lock-Up. Each of the Holders agree that from the date of the latest Approval through September 14, 1998 (such period shall be referred to herein as the "Extended Restricted Period") conversions of the Preferred Stock by the Holders is hereby restricted so as to limit to 1,000,000 (as reduced by the number of shares of Common Stock which were issued during the

Initial Restricted Period as a result of conversions of the Preferred Stock), the number of shares of Common Stock which could be issued as a result of a conversion of the Preferred Stock. Each Holder's right to the 1,000,000 (as reduced by the number of shares of Common Stock which were issued during the Initial Restricted Period as a result of conversions of the Preferred Stock) shares of Common Stock shall be allocated based on a fraction, the numerator of which shall be the number of shares of Preferred Stock held by such Holder as of the Effective Date (as set forth on Column 2 of Exhibit A) and the denominator of which shall be the total number of shares of Preferred Stock outstanding as of the Effective Date (as set forth on Column 2 of Exhibit A).

                  (d) Conversion Price During Extended Restricted Period. During the Extended Restricted Period, subject to the limitations contained in this
Section 4, shares of Preferred Stock shall be converted into shares of Common Stock utilizing the conversion price contemplated by the Certificate of Designation as amended pursuant to Proposal One.

                  (e) Termination of Extended Lock-Up. If during the Extended Restricted Period there is a Material Adverse Change (as defined in this Section 4(e)), then any of the Holders have the option of terminating this Agreement as to all Holders. Such option must be exercised by a Holder providing written notice of such exercise to LaserSight within ten (10) business days after the date of the SEC filing relating to the Material Adverse Change. If a Material Adverse Change has occurred, then LaserSight agrees to immediately disclose such Material Adverse Change on a Form 8-K or 10-Q filed by LaserSight with the SEC. For purposes of this Section 4(e), Material Adverse Change shall mean that (i) LaserSight's Current Assets as of the months ending June 30, July 31 or August 31, 1998 are less than one hundred ten percent (110%) of LaserSight's Current Liabilities as of the months ending June 30, July 31 or August 31, 1998, respectively, (ii) LaserSight's income or loss from operations (calculated in accordance with GAAP) for the quarter ending June 30, 1998 are, in the case of income from operations, less than, and in the case of loss from operations, greater than, LaserSight's income or loss from operations, as applicable (calculated in accordance with GAAP), for the immediately preceding quarter, or
(iii) after the Effective Date there has occurred or been publicly disclosed any event, development or circumstance which has caused a material adverse change in the financial condition, operating results, assets, liabilities, operations or business prospects of LaserSight and all of its subsidiaries taken as a whole. Within fifteen (15) days after the end of July 31, 1998 and within twenty (20) days after the end of June 30, 1998, LaserSight shall calculate LaserSight's Current Assets and Current Liabilities for such month and on or before the conclusion of such fifteen (15) day or twenty (20) day period, as applicable, LaserSight will file a Form 8-K if for such month LaserSight's Current Assets are less than one hundred ten percent (110%) of LaserSight's Current Liabilities. Such Form 8-K will contain the selected balance sheet data utilized to calculate relevant Current Assets and Current Liabilities.

                  (f) Grant of Extended Purchase Option. Each of the Holders agree that upon receipt of the Approvals the following option will be granted in connection with the Preferred Stock (the following option shall be collectively referred to as the "Extended Purchase Option"):

                  At any time or from time to time during the Extended Restricted Period, LaserSight shall have an option from time to time to require the Holders to sell to LaserSight all or any portion of Preferred Stock then held by such Holder at a price equal to 120% of the Face Amount of Preferred Stock which is so purchased by LaserSight.

                  (g) Exercise of Option. LaserSight may only exercise the Extended Purchase Option by purchasing a pro rata amount (which shall be determined as of the date LaserSight provides notice of an exercise of the Extended Purchase Option based on a fraction the numerator of which is the number of shares of the Preferred Stock then held by a Holder and the denominator of which is the total number of shares of the Preferred Stock then outstanding) of the Preferred Stock from each of the Holders. LaserSight may exercise the Extended Purchase Option by (i) giving written notice thereof (specifying the number of shares of the Preferred Stock to be purchased and the closing date of such purchase) to the Holders at least three (3) business days but no more than ten (10) business days prior to the date on which the Preferred Stock shall be purchased ("Extended Purchase Notice"), and (ii) segregating into a separate account the funds necessary to consummate the purchase contemplated by the Extended Purchase Notice, which funds may only be utilized to purchase shares of the Preferred Stock. LaserSight will not be eligible to exercise the Extended Purchase Option with respect to those shares of the Preferred Stock which are the subject of a Notice of Conversion provided to LaserSight by the Holders prior to the Holder's receipt (as evidenced by a signed receipt or an electronic confirmation of delivery) of an Extended Purchase Notice, provided that during the Extended Restricted Period the Holders will only be able to provide a Notice of Conversion which is consistent with the conversion restrictions contain in Section 4(c). Once LaserSight has provided an Extended Purchase Notice the Holders will not be able to convert those shares of the Preferred Stock covered by such Purchase Notice into shares of Common Stock, provided that the restrictions in this sentence shall not be valid if the purchase contemplated by the Extended Purchase Notice is not consummated on or before the closing date specified in the Extended Purchase Notice solely as a result of LaserSight's actions or failure to act.

                  (h) Closing of Purchase. Each of the Holders agree that if LaserSight has exercised the Extended Purchase Option, then upon payment of the consideration contemplated by this Agreement on the closing date specified in the Extended Purchase Notice (i) the Preferred Stock will be delivered to LaserSight free and clear of any claim, lien or encumbrance of any type, and
(ii) the certificates relating to the shares to be purchased shall be duly executed for transfer or accompanied by fully executed stock powers.
                  (i) Actions After Approvals. Within ten (10) days after obtaining all of the Approvals LaserSight shall (i) file with the Office of the Secretary of State of the State of Delaware the amendment to the Certificate of Designation contemplated by Proposal One, and (ii) amend, amend and restate or exchange the Original Warrants in order to document the repricing thereof contemplated by Proposal Two.

                  (j)  Conditional  Obligations.  The  terms and  conditions  of
Section 4(c), (d), (e), (f), (g), (h) and (i) will only be binding upon the Holders and LaserSight if all of the Approvals are received on or prior to June 12, 1998, if all Approvals are not received on or prior to June 12, 1998 such terms and conditions shall be null and void and have no force or effect.

         5. Notice to Purchasers. Each Holder agrees that, prior to selling, pledging or otherwise transferring any of its shares of Preferred Stock, such Holder will cause each buyer, pledgee or transferee, as applicable, to receive written notice of this Agreement and to agree in writing that such buyer, pledgee or transferee is acquiring such shares subject to the terms and conditions of this Agreement.

         6. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         7. Miscellaneous. Except as expressly set forth herein, the Holders do not waive any rights under the Transaction Documents. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument. Notices pursuant to this Agreement shall be made in accordance with the terms of Section
8.6 of the Securities Purchase Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state's conflict of law principles. This Agreement and the Transaction Documents represents the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior discussions, negotiations and agreements relating to such subject matter. No later than one
(1) business day after the Effective Date LaserSight shall file a Form 8-K attaching this Agreement as an exhibit thereto.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.


CC INVESTMENTS, LDC                         LASERSIGHT INCORPORATED

By: Castle Creek Partners, LLC

By: /s/ Steve Martin                        By: /s/ Michael R. Farris
    -------------------------------             --------------------------------
Its:   Principal                            Its:    President
     ------------------------------              -------------------------------
Date:  3/13/98                              Date:   3/13/98
     ------------------------------              -------------------------------

SHEPHERD INVESTMENTS
INTERNATIONAL, LTD.


By:   /s/ Michael A. Roth
    -------------------------------
Title: Member of Investment Manager
      -----------------------------
Date:
      -----------------------------


STARK INTERNATIONAL


By:   /s/ Michael A. Roth
    -------------------------------
Title: Member of Managing GP
      -----------------------------
Date:
     ------------------------------


SOCIETE GENERALE


By:  /s/ Guillaume Pollet
   --------------------------------
Title: First Vice President
      -----------------------------
Date:
     ------------------------------

                                   EXHIBIT A

                              Ownership Interests


                                    Column 1          Column 2          Column 3

                                    Original          Current           Original
Series B Holder                     Ownership         Ownership*        Warrants
                                    ---------         ----------        --------

CC                                     500                131           234,375
SII                                    400                196           187,500
SI                                     400                196           187,500
SG                                     300                177           140,625
                                     ------              -----          -------

                           TOTAL     1,600                700           750,000


         * After taking into account all pending Conversion Notices which have been issued by the Holders